[Image]     Scudder Short Term Bond Fund Profile               [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     November 15, 1996

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     1. What Is The Fund's Objective?

     Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability.

     2. What Does The Fund Invest In?

     The Fund invests primarily in high quality short-term bonds. The dollar weighted average effective maturity of the Fund's portfolio may not exceed three years. At least 65% of the Fund's assets are invested in (a) U.S. Government securities, and (b) corporate debt securities, mortgage- and other asset-backed securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's (AAA or AA) or Moody's Investors Service, Inc. (Aaa or Aa) or, if not rated, judged to be of comparable quality by Scudder. In addition, the Fund may invest in money market instruments, privately placed obligations and foreign securities that meet the same criteria as the Fund's domestic holdings. For temporary defensive purposes, the Fund may invest more than 35% of its assets in money market instruments.

     The Fund's investment adviser, Scudder, Stevens & Clark, Inc. makes investment decisions based on general economic and financial trends, such as domestic and international economic development, the outlook for the securities markets, the level of interest rates and inflation, the supply and demand of debt securities, and other factors.

     3. What Are The Risks Of Investing In The Fund?

     Though the Fund seeks to provide a high degree of principal stability, the Fund's share price may vary from day to day with changes in interest rates and bond market conditions. The Fund's share price tends to rise as interest rates decline and decline as interest rates rise. This fluctuation should be more moderate than that of a fund with a longer average maturity. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking high current income and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price, and
        o have or plan to have other investments for the benefit of diversification.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Short Term Bond Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended December 31, 1995.

       Investment management fee                          0.49%

       12b-1 fees                                         None

       Other expenses                                     0.26%
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       Total Fund operating expenses                      0.75%
                                                          ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $8             $ 24              $42               $93

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on September 30, 1996 was 6.52%.

     A BAR CHART WAS INSERTED HERE. THE CAPTION AND DATA FROM THIS CHART ARE LISTED BELOW:

                   Total returns for years ended December 31:

                            1986      14.66%
                            1987       1.42
                            1988       6.31
                            1989      13.28
                            1990       9.88
                            1991      14.38
                            1992       5.43
                            1993       8.18
                            1994      -2.87
                            1995      10.74

     BAR CHART ENDS HERE

                     The Fund's Average Annual Total Return
                    for the period ended September 30, 1996

                           One Year           5.23%
                           Five Years         5.40
                           Ten Years          7.08

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Since the Fund was introduced in 1989, Lead Portfolio Manager Thomas
     M. Poor has had responsibility for its day-to-day operation. Mr. Poor, who joined Scudder in 1970, sets the Fund's general investment strategies. Christopher L. Gootkind, Portfolio Manager, also has been a member of the Fund's team since its inception. Mr. Gootkind, who has worked as a portfolio manager at Scudder since 1986, has responsibility for the Fund's investments in financial institutions and asset-backed securities. Scott E. Dolan, Portfolio Manager, joined the team in 1994 and is responsible for implementing the Fund's strategy. Mr. Dolan, who joined Scudder in 1989, has four years of experience in compliance analysis and account administration and has worked as a portfolio manager since 1993.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The current minimum initial investment is $1,000 ($500 for IRA's). Effective January 1, 1997, the minimum initial investment will be $2,500 ($1,000 for IRA's), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. After January 1, 1997, a shareholder who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. It is not expected that dividends will qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder